ASSIGNMENT OF OIL, GAS & MINERAL LEASES

REBECCA SEEMAN
REGISTER OF DEEDS SALINE COUNTY KANSAS
Book:1313 Page: 1197-1203
Receipt #: 104197 Recording Fee: $81.00
Pages Recorded: 7
Date Recorded: 6/17/2016 1:12:35 PM

STATE OF KANSAS §
§
COUNTY OF SALINE §

KNOW ALL MEN BY THESE PRESENTS:

THAT, DALA PETROLEUM CORP., a Delaware Corporation, whose mailing address is 175 MAIN STREET, SUITE 1410, SALT LAKE CITY, UTAH, 84111, hereinafter referred to as "**Assignor**," for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto CHISHOLM PARTNERS II, LLC, a Louisiana Limited Liability Company, whose mailing address is 1010 10TH ST., GOLDEN, CO, 80401, hereinafter referred to as "**Assignee,**" all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in Saline County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as "Said Leases."

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

1. Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

2. All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

3. This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

THUS DONE AND SIGNED on this 27 day of April, 2016, and is effective as of the effective date of each of the Said Leases subject to the terms hereof.

ASSIGNOR:

BY: [signature]

NAME: CLARENCE COTTMAN

TITLE: CHAIRMAN OF THE BOARD OF DIRECTORS

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 27th day of April, 2016 by CLARENCE COTTMAN, as CHAIRMAN OF THE BOARD OF DIRECTORS of DALA PETROLEUM CORP., on behalf of said CORPORATION.

DAVID SCOTT PATTON
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20084022919
MY COMMISSION EXPIRES 07/03/2016

[signature]
NOTARY PUBLIC

Attached to and made part of that certain Assignment of Oil, Gas, and Mineral Leases, dated April 27, 2016, by and between **Dala Petroleum Corp.**, as Assignor, and **Chisholm Partners II**, as Assignee.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Leases in Saline County:					
The Janice S. Janssen Trust, et al	Chisholm Partners, LLC	07/21/11	1232	1019	N/2 NW/4 of Section 7, Township 13 South, Range 1 West; NE/4 & E/2 NW/4 & SE/4 of Section 11, Township 13 South, Range 2 West; W/2 NW/4 EXCEPTING THEREFROM a tract of land described as follows: Commencing at the Northwest Corner of said Section 12; thence on an assumed bearing of S00'00'00"W, 742.66' along the west line of said Section 12, to the Point-of-Beginning: Thence N900'00'00"E, 400.00'; Thence S00'00'00"W, 326.70'; Thence N900'00'00"W, 400.00' to a point on said West line of Section 12; Thence N00'00'00"E, 326.70' along said west line of said Section 12, back to the Point-of Beginning; and the S/2 S/2 SE/4 & SW/4 NE/4, all in Section 12, Township 13 South, Range 2 West; NE/4 of Section 14, Township 13 South, Range 2 West.
The Jerrold E. Cossette, Jr. Trust	Chisholm Partners II, LLC	10/18/11	1237	1501	East 86 acres of the SW/4 of Section 11, Township 13 South, Range 1 West; West 74 acres of the SW/4 of Section 11, Township 13 South, Range 1 West, more particularly described as follows: Commencing at the Southwest corner of said SW/4 of said Section 11, thence East along the South line of said SW/4 74 rods, thence North and parallel with the West line of said SW/4 160 rods to the North line of said SW/4, thence West along the North line of said SW/4 74 rods to the Northwest corner of said Quarter Section, thence South along the West line of said Quarter Section 160 rods to the point of beginning
Randall Charles Crough, et al	Chisholm Partners II, LLC	11/22/11	1239	1066	See Exhibit "B" for legal description
Barbara Markland, a widow (Corcoran Farm)	Chisholm Partners II, LLC	11/22/11	1239	487	NW/4 of Section 11, Township 13 South, Range 1 West
Garry K. Johnson, et ux	Chisholm Partners II, LLC	12/13/11	1239	1074	West 40 acres of E/2 SW/4; East 60 acres of W/2 SE/4; West 20 acres of W/2 SE/4; East 40 acres of E/2 SW/4; all in Section 3, Township 13 South, Range 1 West

Lessor	Lessee	Effective Date	Book	Page	Legal Description
David M. Janssen, et al	Chisholm Partners II, LLC	02/08/12	1243	1638	NE/4 of Section 11, Township 13 South, Range 1 West
Steven L. Janssen, et ux	Chisholm Partners II, LLC	02/10/12	1243	1633	All that part of the SW/4 SE/4 of Section 12, Township 13 South, Range 1 West, North of 1-70 Highway, containing 34 acres more or less
The Eldon and Darlene Janssen Revocable Trust, dated July 29, 1991	Chisholm Partners II, LLC	03/01/12	1243	847	Lots One (1) and Two (2) and the South Half of the Northeast Quarter (S/2 NE/4) a/d/a the Northeast Quarter (NE/4) of Section Four (4), Township Thirteen (13) South, Range One (1) West
Curtis Lee Kohman, a single person	Chisholm Partners II, LLC	03/27/12	1247	1160	See Exhibit "B" for legal description
Eastridge Development, Inc.	Chisholm Partners II, LLC	03/28/12	1247	1173	Lot 3 and Lot 4 and the S/2 NW/4 and the N/2 SW/4 except that part taken for the railroad right-of-way a/d/a NW/4 and N/2 SW/4 except that part taken for the railroad right-of-way of Section 4, Township 13 South, Range 1 West
Etherington Farms, Inc.	Chisholm Partners II, LLC	03/30/12	1247	1167	Lot 1 and Lot 2 and S/2 NE/4 a/d/a NE/4 of Section 3, Township 13 Range 1 West; E/2 NE/4, less railroad right-of-way and E/2 SE/4 North of the river, of Section 9, Township 13, Range 1 West; W/2 NW/4 of Section 10, Township 13 South, Range 1 West, lying North and East of the Union Pacific Railway

EXHIBIT "B"

Attached to and made a part of that certain Assignment of Oil, Gas, and Mineral Leases, and between **Dala Petroleum Corp.**, as Assignor, and **Chisholm Partners II, LLC**, as Assignee.

PROPERTY DESCRIPTIONS:

Curtis L. Kohman, Book 1247, Page 1160

North Half of the Southeast Quarter (N/2 SE/4) of Section Twelve (12), Township Thirteen South, Range One (1) West of the 6th P.M., Saline County, Kansas, EXCEPTING REFROM the following tracts:

(a) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: COMMENCING at the Northeast corner of said Quarter Section; thence on an assumed bearing of South 00 degrees 04 minutes 52 seconds West, 266.243 meters (873.50 feet) along the East line of said Quarter Section to the Northeast corner of a parcel of land described in deed recorded in Book 391, Page 423, in the Register of Deeds office, Saline County, Kansas and the POINT OF BEGINNING; FIRST COURSE, thence continuing South 00 degrees 04 minutes 52 seconds West, 121.920 meters (400.00 feet) along said East line to the Southeast corner of said parcel of ground; SECOND COURSE, thence North 89 degrees 55 minutes 08 seconds West, 26.873 meters (88.17 feet) along the South line of said parcel; THIRD COURSE, thence North 00 degrees 42 minutes 10 seconds East, 121.927 meters (400.02 feet) to the North line of said parcel; FOURTH COURSE, thence South 89 degrees 55 minutes 08 seconds East, 25.550 meters (83.83 feet) along said North line to the point of beginning. The above described tract contains 0.320 hectare (0.79 acre), which includes 0.149 hectare (0.37 acre) of existing right of way, resulting in an acquisition of 0.171 hectare (0.42 acre), more or less.

(b) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: COMMENCING at the Northeast corner of said Quarter Section; thence on an assumed bearing of South 00 degrees 04 minutes 52 seconds West, 246.020 meters (807.15 feet) along the East line of said Quarter Section to the POINT OF BEGINNING; FIRST COURSE, thence continuing South 00 degrees 04 minutes 52 seconds West, 20.223 meters (66.35 feet) along said East line to the North line of a parcel of land described in deed recorded in Book 391, Page 423, in the Register of Deeds office, Saline County, Kansas; SECOND COURSE, thence North 89 degrees 55 minutes 08 seconds West, 25.550 meters (83.83 feet) along said North line; THIRD COURSE, thence North 00 degrees 42 minutes 10 seconds East, 10.213 meters (33.51 feet); FOURTH COURSE, thence North 53 degrees 00 minutes 16 seconds East, 16.604 meters (54.48 feet); FIFTH COURSE, thence South 89 degrees 55 minutes 08 seconds East, 12.192 meters (40.00 feet) to the point of beginning. The above described tract contains 0.045 hectare (0.11 acre), which includes 0.025 hectare (0.06 acre) of existing right of way, resulting in an acquisition of 0.020 hectare (0.05 acre), more or less.

Continued on next page

South Half of the Northeast Quarter (S/2 NE/4) of Section Twelve (12), Township Thirteen South, Range One (1) West of the 6th P.M., Saline County, Kansas.

South East Quarter of the Southeast Quarter (SE/4 SE/4) of Section Twelve (12), Township teen (13) South, Range One (1) West of the 6th P.M., Saline County, Kansas, EXCEPTING REFROM the following tracts:

(a) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: BEGINNING at the Southeast corner of said Quarter Section; FIRST COURSE, thence on an assumed bearing of South 89 degrees 28 minutes 39 seconds West, 406.060 meters (1332.21 feet) along said South line of said Quarter Section to the West line of the East Half of said Quarter Section; SECOND COURSE, thence North 00 degrees 05 minutes 03 seconds East, 60.414 meters (198.21 feet) along said West line; THIRD COURSE, thence North 89 degrees 15 minutes 10 seconds East, 171.170 meters (561.58 feet); FOURTH COURSE, thence North 72 degrees 10 minutes 44 seconds East, 146.455 meters (480.49 feet); FIFTH COURSE, thence North 36 degrees 50 minutes 13 seconds East, 63.095 meters (207.00 feet) to the Westerly right of way line of the existing highway; SIXTH COURSE, thence North 06 degrees 58 minutes 29 seconds East, 151.159 meters (495.93 feet) along said Westerly right of way line; SEVENTH COURSE, thence North 89 degrees 14 minutes 15 seconds East, 39.624 meters (130.00 feet) along said Westerly right of way line to the East line of said Quarter Section; EIGHTH COURSE, thence South 00 degrees 04 minutes 52 seconds West, 304.831 meters (1000.10 feet) along said East line to the point of beginning. The above described tract contains 4.308 hectares (10.65 acres), which includes 4.102 hectares (10.14 acres) of existing right of way, resulting in an acquisition of 0.206 hectare (0.51 acre), more or less.
This conveyance is made for the purpose of a controlled access highway and the grantor hereby releases and relinquishes to the grantee any and all abutters' rights of access to said highway, appurtenant to grantors remaining property.
The Secretary will allow abutting Landowner(s) to pasture against any control access fence installed by KDOT; provided, however, that the Secretary assumes no responsibility for retaining the livestock of the abutting Landowner(s) nor any other legal responsibility associated with fencing private property.

(b) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: COMMENCING at the Southeast corner of said Quarter Section; thence on an assumed bearing of North 00 degrees 04 minutes 52 seconds East, 304.831 meters (1000.10 feet) along said East line of said Quarter Section to the Westerly right of way line of the existing highway and the POINT OF BEGINNING; FIRST COURSE, thence South 89 degrees 14 minutes 15 seconds West, 12.193 meters (40.00 feet) along said Westerly right of way line; SECOND COURSE, thence North 09 degrees 14 minutes 55 seconds West, 91.951 meters (301.67 feet); THIRD COURSE, thence North 00 degrees 42 minutes 10 seconds East, 20.795 meters (68.23 feet) to the South line of a parcel of land described in deed recorded in Book 391, Page 423, in the Register of Deeds office, Saline County, Kansas; FOURTH COURSE, thence South 89 degrees 55 minutes 08 seconds East, 26.873 meters (88.17 feet) along said South line to the East line of said Quarter Section; FIFTH COURSE, thence South 00 degrees 04 minutes 52 seconds West, 111.349 meters (365.32 feet) along said East line to the point of beginning. The above described tract contains 0.234 hectare (0.58 acre), which includes 0.136 hectare (0.34 acre) of existing right of way, resulting in an acquisition of 0.098 hectare (0.24 acre), more or less.

ndall Charles Crough, et al, Book 1239, 1066

Belonging to Randy C. Crough:

:t of land located within the SW/4 of Section 4, Township 13 South, Range 2 West of the .M. in Saline County, Kansas, more particularly described as follows: Beginning at the rner of the SW/4 of Section 4; thence on an assumed bearing of N0°16'20"W, along the line of said SW/4, a distance of 2635.67 feet to the NW corner of said SW/4, thence '02"E, along the North line of said SW/4, a distance of 2620.74 feet to the NE corner id SW/4; thence S0°07'45"W, along the East line of said SW/4, a distance of 1777.47 thence S89°51'29"W, parallel with the South line of said SW/4, a distance of 1046.61 thence S0°07'45"W, parallel with the East line of said SW/4, a distance of 831.15 feet point on the South line of said SW/4; then S89°51'29"W, along the South line of said a distance of 1555.65 feet back to the point of beginning, containing 137.23 acres, r less, and is subject to roadway right-of-ways.

EXCEPTING THEREFROM:

A tract of land situated in the Southwest Quarter (SW¼) of Section Four (4), Township Thirteen (13) South, Range Two (2) West of the Sixth Principal Meridian, Saline County, Kansas, more particularly described as follows:

Commencing at the apparent southeast corner of said Southwest Quarter (SW¼); thence N0°07'45"E along the East line of said Southwest Quarter (SW¼) a distance of 831.15 feet to the point of beginning; thence S89°51'29"W a distance of 1,046.61 feet; thence N0°07'45"E an approximate distance of 1,808.85 feet to the north line of said Southwest Quarter (SW¼); thence N89°51'29"E along the north line of said Southwest Quarter (SW¼) a distance of 1,046.61 feet; thence S0°07'45"W an approximate distance of 1,808.85 feet to the point of beginning.

AND:

A parcel of land located in the Southwest Quarter of Section 4, Township 13 South, Range 2 West of the 6th Principal Meridian in Saline County, Kansas, more particularly described as follows:

Commencing at the Southwest corner of said Southwest Quarter; thence on an assumed bearing of N 89°51'29" E along the South line of said Southwest Quarter a distance of 736.48 feet to the POINT OF BEGINNING of the parcel to be described;
- thence N 30°26'16" E a distance of 1622.88 feet to a point on the West line of a parcel recorded in Book 1029, Page 398 at the Saline County Register of Deeds Office;
- thence S 00°07'22" W along said West line a distance of 1397.19 feet to a point on said South line;
- thence S 89°51'29" W along said South line a distance of 819.17 feet to the POINT OF BEGINNING;
Said parcel contains 13.14 acres, more or less, and is subject to easements, reservations and restrictions of record.

nging to Randy C. Crough:

he following described REAL ESTATE in the County of Saline and the State of Kansas, to-
A tract of land situated in the S/2 of the SE/4 of Section 5, Township 13 South, Range 2 st of the 6th P.M., in Saline County, Kansas, more particularly described as follows: nmencing at the apparent SE corner of said Section 5; thence West along the South line of l Section 5 on an assumed bearing of N89°16'33"W, a distance of 710.59 feet to the point of beginning; thence continuing N89°16'33"W a distance of 542.05 feet; thence NO°43'27"E a ance of 674.02 feet; thence S89°16'33"E a distance of 542.05 feet; thence SO°43'27"W a ance of 674.02 feet back to the point of beginning, the above-described tract of land tains 8.39 acres more or less, and is subject to roadway right-of-way; and a tract of land ited within the SE/4 of Section 5, Township 13 South, Range 2 West of the 6th P.M. in Saline inty, Kansas, more particularly described as follows: beginning at the SE corner of SE/4 of l Section 5, thence on an assumed bearing of N89°16'33"W, along with South line of said 4 a distance of 710.59 feet; thence NO°43'27"E, a distance of 674.02 feet; thence)°16'33"W, parallel with the South line of said SE/4, a distance of 542.04 feet; thence °43'27"W, a distance of 674.02 feet to a point on the South line of said SE/4; thence)°16'33"W, along the South line of said SE/4, a distance of 1375.71 feet to the SW corner of l SE/4; thence NO°23'55"W, along the West line of said SE/4, a distance of 1323.22 feet; nce S89°09'36"E, a distance of 2631.36 feet to a point on the East line of said SE/4; thence °16'20"E, along the East line of said SE/4 a distance of 1317.84 feet back to the point of jinning, containing 71.32 acres more or less; and,

CEPTING THEREFROM:

the following described REAL ESTATE in the County of SALINE and the State if Kansas, to-

E WEST FOUR HUNDRED EIGHTY-SIX (486) FEET OF THE SOUTH HALF (S/2) OF THE UTHEAST QUARTER (SE/4) OF SECTION FIVE (5), TOWNSHIP THIRTEEN (13) SOUTH, NGE TWO (2) WEST OF THE SIXTH PRINCIPAL MERIDIAN, IN SALINE COUNTY, NSAS.

Belonging to Timothy E. Crough:

✓ THE WEST FOUR HUNDRED EIGHTY-SIX (486) FEET OF THE SOUTH HALF (S/2) OF THE SOUTHEAST QUARTER (SE/4) OF SECTION FIVE (5), TOWNSHIP THIRTEEN (13) SOUTH, RANGE TWO (2) WEST OF THE SIXTH PRINCIPAL MERIDIAN, IN SALINE COUNTY, KANSAS

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